                                                     ______________________________
                                                              OMB APPROVAL
                                                         OMB Number: 3235-0060
                                                         Expires: October 31, 2007
                                                         Estimated average burden
                                                         hours per response: 38.0  .

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                      ____________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                  April 26, 2005
                  Date of Report (Date of earliest event reported)

                               FILENET CORPORATION
                (Exact name of registrant as specified in its charter)

         Delaware                      000-15997                 95-3757924
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification Number)

         3565 Harbor Boulevard
      Costa Mesa, California 92626                                 92626
(Address of principal executive offices)                        (Zip Code)

                                 (714) 327-3400
               Registrant's telephone number, including area code

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425  under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Conditions

     On April 26, 2005,  the Company  issued a press  release,  which sets forth certain  preliminary results of operations for the quarter ended March 31, 2005.
A copy  of  the  press  release  is  attached  hereto  as  Exhibit  99.1  and is incorporated  herein by reference.  Such information shall not be deemed "filed"
for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended, and is not  incorporated  by reference  into any filing of the Company,  whether made before or after the date hereof,  regardless  of any general  incorporation language in such filing.

Item 9.01   Financial Statements and Exhibits

      (c)   Exhibits

            The following exhibits are filed herewith.

            99.1   Press Release dated April 26, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date:    April 26, 2005 .

                                   FILENET CORPORATION

                                   By:       /s/ Philip C. Maynard           .
                                   Name:    Philip C. Maynard
                                   Title:   Senior Vice President,
                                            Chief Legal Officer and Secretary

                                                                    Exhibit 99.1

                                                      [FILENET CORPORATION LOGO]

FOR IMMEDIATE RELEASE

                   FileNet Reports First Quarter 2005 Results

COSTA MESA,  Calif.--April 26,  2005--FileNet  Corporation  (Nasdaq:  FILE), the
leading  provider  of  Enterprise   Content  and  Business  Process   Management
solutions,  today  announced  financial  results for its first quarter March 31,
2005.

Total  revenues for the first  quarter of 2005 were $100.0  million  compared to total  revenues of $99.5 million for the same period in 2004 and $107.5  million for the fourth quarter of 2004.  Software revenues for the first quarter of 2005 were $38.5  million  compared  to $41.4  million for the same period in 2004 and
$44.8 million for the fourth quarter of 2004. Net income was $8.3 million in the first  quarter  of 2005,  compared  to net  income of $4.0  million in the first quarter  of 2004 and $16.9  million in the  fourth  quarter of 2004.  The fourth quarter 2004 results  included a non-cash tax benefit to earnings.  Earnings per basic and diluted  share were $0.20 for the first  quarter of 2005,  compared to earnings per basic and diluted share of $0.10 for the first quarter of 2004. For the fourth quarter of 2004,  earnings per basic and diluted share were $0.42 and
$0.41, respectively.

As of March 31,  2005,  FileNet  had cash and  investments  of  $375.4  million, compared to $348.7 at December 31, 2004. The company has no long-term debt.

"Our  first  quarter   performance   underscores  our  commitment  to  enhancing
profitably  and  market  leadership,"  said  Lee  Roberts,  chairman  and CEO of
FileNet.  "We continued to improve our  financial  performance,  highlighted  by increased  operating  margins  again this  quarter in excess of 10  percent.  We expanded our product  leadership with the  availability of the latest version of our ECM  platform,  FileNet P8 3.5. This new release  increases  our  deployment opportunities with significant platform and system enhancements."

Quarterly Conference Call with Management - April 26, 2005
Lee Roberts,  Chairman and Chief  Executive  Officer,  and Sam  Auriemma,  Chief
Financial  Officer,  will  host a  conference  call for  investors  at 7:00 a.m.
Pacific Time today.

The call and presentation will be broadcast live over the Internet. To listen to the  event  via the  Internet,  please  follow  the  instructions  that  will be
available  on  the  investor   relations'  section  of  FileNet's  Web  site  at
http://www.filenet.com.  A  replay  of the Web  cast  will be  available  for an extended period of time.

Alternatively,  to listen to the call live, dial (800) 659-1942.  The conference call ID number for the call is 84483072.  A replay of the call will be available from  approximately  9:00 a.m.  PT on April 26 through  midnight PT on May 3. To listen to the replay, dial (888) 286-8010. The conference call ID number for the replay is 42089694.

About FileNet

FileNet Corporation (NASDAQ:  FILE) helps organizations make better decisions by managing  the  content  and  processes  that  drive  their  business.  FileNet's
Enterprise  Content  Management  (ECM)  solutions  allow  customers to build and
sustain   competitive   advantage   by   managing   content   throughout   their
organizations,   automating  and  streamlining  their  business  processes,  and providing  a spectrum of  connectivity  needed to simplify  their  critical  and everyday decision-making.

FileNet ECM products are  designed to deliver a broad set of  capabilities  that integrate with existing information systems to provide cost-effective  solutions that solve real-world business problems.

Since the Company's founding in 1982, more than 4,000  organizations,  including more than three  quarters of the FORTUNE  100,  have taken  advantage of FileNet solutions for help in managing their mission-critical content and processes.

Headquartered  in Costa Mesa,  Calif.,  the Company  markets its  innovative ECM solutions in more than 90 countries  through its own global sales,  professional services  and  support  organizations,  as well as via its  ValueNet(R)  Partner network of resellers, system integrators and application developers.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:  This release  contains  forward-looking  statements that are based on our current expectations, estimates and projections about our industry, management's beliefs  and  certain  assumptions  made by us.  Words  such  as  "anticipates,"
"expects,"  "intends," "plans," "believes," "seeks,"  "estimates," "may," "will"
and  variations of these words or similar  expressions  are intended to identify
forward-looking   statements.   In  addition,   any  statements  that  refer  to
expectations,  projections  or  other  characterizations  of  future  events  or
circumstances,   including  any  underlying  assumptions,   are  forward-looking
statements.  These  statements are not guarantees of future  performance and are subject to certain risks,  uncertainties  and assumptions  that are difficult to predict.  Therefore,  our actual  results could differ  materially and adversely from those  expressed in any  forward-looking  statements as a result of various factors.

Important factors that may cause such a difference for FileNet include,  but are not limited to, the volume of our sales and pricing concessions on volume sales;
our  ability  to  specify,  develop or  acquire,  complete,  introduce,  market, distribute  and gain market  acceptance for new products and  technologies  in a timely  manner;  the  mix of  products  and  services  sold by us;  the  timing, rescheduling or cancellation of significant  customer orders;  the loss of a key customer;  our  ability  to control  expenses;  announcements  of  technological innovations,  new  products  or  product  enhancements  by  the  Company  or its competitors;  the emerging nature of the Enterprise  Content  Management market;
key management  changes;  changes in joint marketing and  development  programs;
developments  relating  to  patents  or other  intellectual  property  rights or disputes;  changing  relationships with customers,  distributors,  suppliers and strategic partners;  potential  contractual or employment issues; our ability to integrate acquired  businesses;  and general conditions in the worldwide economy and the software/technology  sector and other factors. Our Annual Report on Form
10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Forms 8-K and  other  Securities  and  Exchange  Commission  filings  discuss  some of the important  risk factors that may affect our business,  results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Note to editors:  FileNet and  ValueNet  are  registered  trademarks  of FileNet
Corporation.  All other company or product names  referenced in this release may be trademarks or registered trademarks of their respective owners.

                                      # # #

Investor Contact:

Greg Witter, Director, Investor Relations
FileNet Corporation
Phone: 714-327-3405
Email: gwitter@filenet.com

Media Contact:

Tom Hennessey, Director, Corporate Communications
FileNet Corporation
Phone: 714-327-5050
Email: thennessey@filenet.com

                               FILENET CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)

                                                        Quarter Ended March 31,      .
                                                        2005                 2004    .
                                                  (Unaudited)          (Unaudited)
 Revenue:
   Software                                        $  38,451            $  41,351
   Service                                            61,566               58,147
   Total revenue                                     100,017               99,498

 Costs:
   Cost of software revenue                            2,370                3,523
   Cost of service revenue                            20,910               21,130
 Total cost of revenue                                23,280               24,653

    Gross profit                                      76,737               74,845

 Operating expenses:
   Sales and Marketing                                38,182               41,561
   Research and development                           18,630               20,102
   General and administrative                          9,227                9,233
   Total operating expenses                           66,039               70,896

 Operating income                                     10,698                3,949

 Other income, net                                     2,028                  927

 Income before income taxes                           12,726                4,876

 Provision for income taxes                            4,454                  878

 Net income                                         $  8,272             $  3,998

 Earnings per share:
   Basic                                            $   0.20             $   0.10
   Diluted                                          $   0.20             $   0.10

 Weighted average shares outstanding:
   Basic                                              40,361               38,280
   Diluted                                            41,706               40,785

                               FILENET CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                        March 31,            December 31,
                                                            2005                    2004
                                                      (Unaudited)             (Unaudited)
 ASSETS
 Current assets:
   Cash and cash equivalents                          $  235,113              $  123,217
   Short-term investments                                130,680                 211,196
   Accounts receivable, net                               40,198                  35,878
   Prepaid expenses and other assets                      12,730                  12,179
   Deferred income taxes                                   3,681                   3,681
   Total current assets                                  422,402                 386,151

 Property, net                                            19,918                  21,738
 Long-term investments                                     9,585                  14,256
 Goodwill                                                 26,896                  27,268
 Intangible assets, net                                    5,591                   6,188
 Deferred income taxes                                    36,063                  36,028
 Other assets                                              2,283                   2,037

     Total assets                                     $  522,738              $  493,666

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
   Accounts payable                                   $   14,153              $   13,868
   Customer deposits/advances                              8,484                   9,007
   Accrued compensation and benefits                      27,443                  33,674
   Unearned maintenance revenue                           71,552                  47,145
   Other accrued liabilities                              21,090                  19,575
   Total current liabilities                             142,722                 123,269

 Other liabilities and unearned maintenance
    revenue                                                4,819                   2,533

 Total liabilities                                       147,541                 125,802

 Stockholders' equity                                    375,197                 367,864

   Total liabilities and stockholders' equity         $  522,738              $  493,666